Exhibit 10.20

IKON RECEIVABLES, LLC,

Issuer

SUNTRUST BANK,

Trustee

and

IOS CAPITAL, LLC,

Servicer

FIRST SUPPLEMENTAL INDENTURE

Dated as of May 3, 2002

to the

INDENTURE

Dated as of June 1, 2001

FIRST SUPPLEMENTAL INDENTURE, dated as of May 3, 2002, among IKON RECEIVABLES, LLC, a limited liability corporation duly organized and existing under the laws of the State of Delaware (the “Issuer”), SUNTRUST BANK, a banking corporation duly organized and existing under the laws of the State of Georgia, as Trustee (the “Trustee”), and IOS CAPITAL, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware, as servicer (the “Servicer”).

Recitals of the Issuer

The Issuer has heretofore duly executed and delivered to the Trustee an Indenture, dated as of June 1, 2001 (the “Indenture”), providing for the issuance of the Notes. All capitalized terms used in this First Supplemental Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

Section 10.02(a) of the Indenture provides that, with the consent of the Insurer, the Issuer, by an Issuer Order, and the Trustee may enter into one or more supplemental indentures to add to or change provisions of the Indenture.

All things necessary to make this First Supplemental Indenture a valid agreement of the Issuer, and a valid supplement to the Indenture, have been done.

Now, Therefore, this First Supplemental Indenture Witnesseth:

For and in consideration of the premises, it is mutually agreed as follows:

1.    Section 1.01 of the Indenture is hereby amended by adding the defined terms “Applicable Indenture”, “Applicable Trustee”, “Designated Indenture”, “Designated Series”, “Designated Trustee”, “Series Acceleration Event”, “Series Event of Default Acceleration”, “1999-1 Series”, “1999-2 Series”, “2000-1 Series”, “2000-2 Series”, “Series 1999-1 Indenture”, “Series 1999-2 Indenture”, “Series 2000-1 Indenture”, “Series 2000-2 Indenture”, “Series 1999-1 Trustee”, “Series 1999-2 Trustee”, “Series 2000-1 Trustee”, “Series 2000-2 Trustee”, “Shared Collections”, “Shared Collections Section”, “Shortfall Amount”, “Other Indenture”, “Other Series”, “Other Series Shared Collections”, “Other Series Shortfall Amount” and “Other Trustee”, in the appropriate alphabetical order to read in their entirety as follows:

“Applicable Indenture” means, for each Other Series, the Indenture pursuant to which such Other Series was issued.

“Applicable Trustee” means, for each Other Series, the Trustee appointed pursuant to the Applicable Indenture for such Series.

“Designated Indenture” means each or any of the Indentures for any Designated Series.

“Designated Series” means any series of lease-backed notes of the Issuer or any affiliate of the Issuer other than (i) the Notes issued pursuant to this Indenture or (ii) any notes issued pursuant to the Series 1999-1 Indenture, the Series 1999-2 Indenture, the Series 2000-1 Indenture and the Series 2000-2 Indenture, that are designated by the Issuer to be included in the sharing of Shared Collections and Other Series Shared Collections.

“Designated Trustee” means each or any of the Trustees appointed pursuant to the Designated Indentures.

“1999-1 Series” means the $751,642,000 aggregate original principal amount of Lease-Backed Notes issued pursuant to the Series 1999-1 Indenture.

“1999-2 Series” means the $699,595,000 aggregate original principal amount of Lease-Backed Notes issued pursuant to the Series 1999-2 Indenture.

“2000-1 Series” means the $498,510,000 aggregate original principal amount of Lease-Backed Notes issued pursuant to the Series 2000-1 Indenture.

“2000-2 Series” means the $634,431,000 aggregate original principal amount of Lease-Backed Notes issued pursuant to the Series 2000-2 Indenture.

“Series Acceleration Event” means, with respect to any Other Series, an “Acceleration Event” as defined in the Applicable Indenture for such Other Series.

“Series Event of Default Acceleration” means, with respect to any Other Series, that such Other Series has been declared due and payable pursuant to Section 7.02 of the Applicable Indenture for such Other Series and that moneys collected by the Applicable Trustee for such Other Series are being applied in accordance with Section 7.06 of the Applicable Indenture for such Other Series.

“Series 1999-1 Indenture” means the Indenture dated as of April 1, 1999 by and among IKON Receivables, LLC, as Issuer, BNY MIDWEST TRUST COMPANY as ultimate successor in-interest to the corporate trust business of Harris Trust and Savings Bank, as Trustee and IOS Capital, Inc., as Servicer, as amended.

“Series 1999-2 Indenture” means the Indenture dated as of October 1, 1999 by and among IKON Receivables, LLC, as Issuer, BNY MIDWEST TRUST COMPANY as ultimate successor in-interest to the corporate trust business of Harris Trust and Savings Bank, as Trustee and IOS Capital, Inc., as Servicer, as amended.

“Series 2000-1 Indenture” means the Indenture dated as of June 1, 2000 by and among IKON Receivables, LLC, as Issuer, Bank One, N.A., as Trustee, and IOS Capital, Inc., as Servicer, as amended.

“Series 2000-2 Indenture” means the Indenture dated as of December 1, 2000 by and among IKON Receivables, LLC, as Issuer, JPMorgan Chase Bank, as Trustee, and IOS Capital, Inc., as Servicer, as amended.

“Series 1999-1 Trustee” means the Trustee appointed pursuant to the Series 1999-1 Indenture.

“Series 1999-2 Trustee” means the Trustee appointed pursuant to the Series 1999-2 Indenture.

“Series 2000-1 Trustee” means the Trustee appointed pursuant to the Series 2000-1 Indenture.

“Series 2000-2 Trustee” means the Trustee appointed pursuant to the Series 2000-2 Indenture.

“Shared Collections” means, with respect to any Payment Date, any amount specified to be treated as such pursuant to clause (xi) of Section 3.03(b) or clause eighth of Section 7.06 of this Indenture.

“Shared Collection Section” means, with respect to each Other Indenture, the section of such Other Indenture which corresponds to Section 3.10 of this Indenture.

“Shortfall Amount” means with respect to any Payment Date and the Notes (i) if an Acceleration Event has occurred, but the Notes have not been declared due and payable pursuant to Section 7.02, the excess of (x) the full amount needed to make on such Payment Date the payments provided for in clauses (i) through (x) of Section 3.03(b) over (y) Available Funds (excluding any Other Series Shared Collections allocated to the Notes pursuant to Section 3.10) for such Payment Date, (ii) if the Notes have been declared due and payable pursuant to Section 7.02 and moneys collected by the Trustee are being applied in accordance with Section 7.06, the excess of (x) the full amount needed to make on such Payment Date the payments provided for in clauses first through seventh of Section 7.06 over (y) the amounts (excluding any Other Series Shared Collections allocated to the Notes pursuant to Section 3.10) available on such Payment Date to make such payments and (iii) otherwise, zero.

“Other Indenture” means each or any of the Series 1999-1 Indenture, the Series 1999-2 Indenture, the Series 2000-1 Indenture, the Series 2000-2 Indenture or any Designated Indenture.

“Other Series” means each or any of the 1999-1 Series, the 1999-2 Series, the 2000-1 Series, the 2000-2 Series or any Designated Series.

“Other Series Shared Collections” means, with respect to any Other Series, “Shared Collections” under and as defined in the Applicable Indenture for such Other Series.

“Other Series Shortfall Amount” means, with respect to any Other Series, the “Shortfall Amount” as defined in the Applicable Indenture for such Other Series.

“Other Trustee” means each or any of the Series 1999-1 Trustee, the Series 1999-2 Trustee, the Series 2000-1 Trustee, the Series 2000-2 Trustee or any Designated Trustee.

2.    The definition of the term “Available Funds” is hereby amended by adding the text “(1)” immediately after the text “with respect to any Payment Date,” in the first line of such definition and by adding the text “and (2) Other Series Shared Collections to be allocated to the Notes for such Payment Date pursuant to Section 3.10” at the end of such definition and prior to the period.

3.    Section 3.03(b) is hereby amended by adding the text “, together with Other Series Shared Collections allocated to the Notes pursuant to Section 3.10 and the Shared Collections Section of each Other Indenture with respect to such Payment Date,” immediately after the text “for application”.

4.    Clause (viii) of Section 3.03(b) is hereby amended by adding the text “or, if and so long as IOS Capital is the Servicer, the senior long-term debt rating assigned by Moody’s or S&P to IOS Capital is Ba2 or below or BB or below, respectively,” immediately after the text “if an Acceleration Event has occurred”.

5.    Clause (xi) of Section 3.03(b) is hereby amended by adding the text

“; provided, however, that if a Series Acceleration Event or Series Event of Default Acceleration has occurred with respect to one or more Other Series (i) first to be treated as Shared Collections and allocated to such Other Series as and to the extent provided in Section 3.10 and in the Shared Collections Section of the Applicable Indenture for each such Other Series (and paid to the Applicable Trustee for each such Other Series at the account number or numbers of such Applicable Trustee listed on the signature pages hereto) and (ii) then to pay the Issuer, the balance, if any” immediately after the existing text and prior to the period.

6.    New Section

Section 3.10. Shared Collections. Shared Collections and Other Series Shared Collections for any Payment Date shall be allocated, as directed by the Servicer in the Servicing Report, to the Notes in an amount equal to the product of (i) the aggregate amount of Shared Collections and Other Series Shared Collections for such Payment Date and (ii) a fraction the numerator of which is the Shortfall Amount for such Payment Date and the denominator of which is the aggregate amount of the Shortfall Amount for the Notes and the Other Series Shortfall Amounts for such Payment Date.

Shared Collections and Other Series Shared Collections for any Payment Date shall be allocated, as directed by the Servicer in the Servicing Report, to each Other Series in an amount equal to the product of (i) the aggregate amount of Shared Collections and Other Series Shared Collections for such Payment Date and (ii) a fraction the numerator of which is the Other Series Shortfall Amount for such Other Series for such Payment Date and the denominator of which is the aggregate amount of the Shortfall Amount for the Notes and the Other Series Shortfall Amounts for such Payment Date.

Any Other Series Shared Collections allocated to the Notes and received by the Trustee shall be deposited in the Collection Account.

7.    Section 6.01 is hereby amended by adding the text “or, if and so long as IOS Capital is the Servicer, the long-term debt rating assigned by Moody’s or S&P to IOS Capital is Ba2 or below or BB or below, respectively” immediately after the text “If a Servicer Event of Default has occurred and is continuing” and prior to the comma.

8.    Section 7.06 is hereby amended by inserting the text “including any Other Series Shared Collections allocated to the Notes pursuant to Section 3.10 and the Shared Collections Section of each Other Indenture” immediately after the text “thereafter received by the Trustee”.

9.    Clause eighth of Section 7.06 is hereby amended by adding the text “; provided, however, that if a Series Acceleration Event or Series Event of Default Acceleration has occurred with respect to one or more Other Series (i) first to be treated as Shared Collections and allocated to such Other Series as and to the extent provided in Section 3.10 and in the Shared Collections Section of the Applicable Indenture for each such Other Series (and paid to the Applicable Trustee for each such Other Series at the account number or numbers of such Applicable Trustee listed on the signature pages hereto) and (ii) then to pay the Issuer or any Person legally entitled thereto, the balance, if any” immediately after the existing text and prior to the period.

10.    This First Supplemental Indenture shall be construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

11.    The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer.

12.    On January 11, 2002, IOS Capital, Inc. was converted to a limited liability company pursuant to Section 18-214 of the Delaware Limited Liability Company Act and Section 266 of the General Corporation Law of Delaware. As a consequence of such conversion, all references in this Indenture to “IOS Capital, Inc.” shall be amended to read “IOS Capital, LLC”.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

In Witness Whereof, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

IKON RECEIVABLES, LLC, as Issuer
              By: IKON RECEIVABLES FUNDING, INC.,
its manager

By:

SUNTRUST BANK, as Trustee

By:	George Hogan
George Hogan, Vice President

IOS CAPITAL, INC., as Servicer

By:

BNY MIDWEST TRUST COMPANY, as Trustee under the Series 1999-1 Indenture hereby acknowledges the amendments made pursuant to this First Supplemental Indenture including, but not limited to, the provisions of Section 3.10.

By:

A/C No. #

BNY MIDWEST TRUST COMPANY, as Trustee under the Series 1999-2 Indenture hereby acknowledges the amendments made pursuant to this First Supplemental Indenture including, but not limited to, the provisions of Section 3.10.

By:

A/C No.#

JPMORGAN CHASE BANK, as Trustee under the Series 2000-1 Indenture hereby acknowledges the amendments made pursuant to this First Supplemental Indenture including, but not limited to, the provisions of Section 3.10.

By:

A/C No. #	160555.1

JPMORGAN CHASE BANK, as Trustee under the Series 2000-2 Indenture hereby acknowledges the amendments made pursuant to this First Supplemental Indenture including, but not limited to, the provisions of Section 3.10.

By:

A/C No.#	180526.3

State of New York )
)ss:
County of New York )

On the day of             ,         , before me personally came                                 , to me known, who, being by me duly sworn, did depose and say that he is                          of                                 , one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

State of New York )
) ss:
County of New York )

On the day of             ,         , before me personally came                                 , to me known, who, being by me duly sworn, did depose and say that he is a                          of                         , one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.